SUBJECT TO REVISION
-------------------
SERIES TERM SHEET DATED AUGUST 21, 2001
---------------------------------------

                                                                    Exhibit 99.1


                                  Term Sheet

                                 $203,944,000

                                    [LOGO]


                       Oakwood Mortgage Investors, Inc.
                                   Depositor


                        Manufactured Housing Contracts
                Senior/Subordinated Pass-Through Certificates,
                                 Series 2001-D

                                August 21, 2001

CREDIT   FIRST
SUISSE   BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2001-D
                                                      $203,944,000 (Approximate)
--------------------------------------------------------------------------------


     Disclaimer

          Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Oakwood Mortgage Investors, Inc. Senior/Subordinated Pass-Through Certificates, Series 2001-D. The Series Term Sheet has been prepared by Oakwood Mortgage for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus, prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

          Neither Credit Suisse First Boston Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. Neither this sheet nor the cover sheet is part of the Series Term Sheet.


          A Registration Statement (including a base prospectus) relating to the Pass-Through Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.



     CREDIT  FIRST
     SUISSE  BOSTON                                                          i

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2001-D
                                                      $203,944,000 (Approximate)
--------------------------------------------------------------------------------


     Preliminary Information Only


          Offered Certificates

                     Class A-1     Class A-2     Class A-3     Class A-4     Class A-IO    Class M-1     Class M-2     Class B-1
------------------------------------------------------------------------------------------------------------------------------------
Amount:             $53,140,000   $45,190,000   $20,340,000   $39,076,000   $75,000,000   $19,155,000   $15,775,000   $11,268,000

Type:                Adjustable       Fixed         Fixed         Fixed         Fixed         Fixed         Fixed         Fixed

Coupon:                   [TBD]%        [TBD]%        [TBD]%        [TBD]%        [TBD]%        [TBD]%        [TBD]%        [TBD]%

Approx. Price             [TBD]%        [TBD]%        [TBD]%        [TBD]%        [TBD]%        [TBD]%        [TBD]%        [TBD]%

Yield (%):                [TBD]%        [TBD]%        [TBD]%        [TBD]%        [TBD]%        [TBD]%        [TBD]%        [TBD]%

Spread (bps):             [TBD]         [TBD]         [TBD]         [TBD]         [TBD]         [TBD]         [TBD]         [TBD]

Avg Life
(To Optional               1.00          3.00          5.00         11.14          5.09          9.75          9.75          9.75
Termination):

Avg Life                   1.00          3.00          5.00         12.08          5.09         10.41         10.32         10.06
(To Mat):

1/st/ Prin Pymt
(To Optional              09/01         09/03         09/05         02/08         09/01         03/06         03/06         03/06
Termination):

Last Prin Pymt
(To Optional              09/03         09/05         02/08         06/16         08/09         06/16         06/16         06/16
Termination):

Last Prin Pymt            09/03         09/05         02/08         05/24         08/09         11/22         07/21         10/19
(To Mat):

Stated Mat:               07/13         12/18         09/22          9/31          8/09          9/31          9/31          9/31

Expected                8/30/01       8/30/01       8/30/01       8/30/01       8/30/01       8/30/01       8/30/01       8/30/01
Settlement:

Payment Delay:           0 days       14 days       14 days       14 days       14 days       14 days       14 days       14 days

Interest Payment     Actual/360        30/360        30/360        30/360        30/360        30/360        30/360        30/360
Basis:

Dated Date:             8/30/01        8/1/01        8/1/01        8/1/01        8/1/01        8/1/01        8/1/01        8/1/01

Ratings                 Aaa/AAA       Aaa/AAA       Aaa/AAA       Aaa/AAA       Aaa/AAA        Aa3/AA          A3/A      Baa3/BBB
(Moody's/S&P):

Pricing Date:           TBD           TBD           TBD           TBD           TBD           TBD           TBD           TBD

Prepayment Speed:      200% MHP      200% MHP      200% MHP      200% MHP      200% MHP      200% MHP      200% MHP      200% MHP
------------------------------------------------------------------------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

     CREDIT  FIRST
     SUISSE  BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2001-D
                                                       203,944,000 (Approximate)
--------------------------------------------------------------------------------


   Transaction Summary
     --------------------------------------------------------------------

     Title of Securities            Oakwood Mortgage Investors, Inc.
                                    Senior/Subordinated Pass-Through Certificates, Series 2001-D

                                    Class A-1 Certificates (adjustable rate), and Class A-2, Class A-3,
                                    Class A-4, Class A-IO, Class M-1, Class M-2, and Class B-1  Certificates
                                    (fixed rate) (together "Offered Certificates")

     Depositor                      Oakwood Mortgage Investors, Inc.

     Servicer                       Oakwood Acceptance Corporation

     Underwriters                   Credit Suisse First Boston Corporation (lead)
                                    Merrill Lynch, Pierce, Fenner & Smith Incorporated (co)

     Trustee                        The Chase Manhattan Bank

     Credit Enhancement             1.    Excess interest
                                    2.    Subordination, including the Class B-2 Certificates
                                    3.    Overcollateralization

     Collateral                     Fixed rate manufactured housing installment sales contracts and mortgage loans secured by first liens on the real estate to which the related manufactured homes are permanently affixed.

                                    $162,577,041.78 aggregate principal balance of contracts and mortgage loans ("Initial Statistical Assets") are described in this term sheet and will be delivered at the closing date.  Additional contracts and mortgage loans with an aggregate principal balance of approximately
                                    $9,001,958 will be delivered to the trust by the closing date. In addition, $53,772,000 will be on deposit in a pre-funding account with the Trustee on the closing date for the purchase of additional collateral during the pre-funding period.

                                    Detailed characteristics of the Initial Statistical Assets are summarized on pages 8 through 36.  Collateral information is presented for the Initial Statistical Assets in total (Section A), the subset of the Initial Statistical Assets which  are secured by previously repossessed manufactured homes (Section B), and the subset of the
                                    Initial Statistical Assets which were not secured by previously repossessed manufactured homes (Section C).

     Rating Agencies                Moody's Investors Service and Standard & Poor's




     The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

     CREDIT  FIRST
     SUISSE  BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2001-D
                                                       203,944,000 (Approximate)
--------------------------------------------------------------------------------



     Subordination and Class Sizes


                        Class                               Rating
                                                        (Moody's/S&P)      Subordination*       Class Size
                        ------------------------------------------------------------------------------------
                        Class A-1 - A-4, A-IO**            Aaa/AAA                   30.00%            70.00%
                        Class M-1                          Aa3/AA                    21.50%             8.50%
                        Class M-2                           A3/A                     14.50%             7.00%
                        Class B-1                         Baa3/BBB                    9.50%             5.00%
                        Class B-2                        Not offered                                    5.00%
                        ------------------------------------------------------------------------------------

                                    *Subordination levels reported here incorporate only the initial overcollateralization level of 4.50%.
                                    **See page 4 for a detailed description of the Class A-IO certificates.

     Overcollateralization          The initial overcollateralization will be 4.50%  of the initial collateral balance building to a target overcollateralization of 8.00%
                                    of the initial collateral balance.  For any distribution date on or after the cross over date of March 2006, the target
                                    overcollateralization will be the lesser of  8.00% of the initial collateral balance and 14.00% of the then-outstanding collateral balance, but not less than 1.0% of the initial collateral balance.

     Distribution Dates             The 15/th/ day of each month or, if such day is not a business day, the next succeeding business day, beginning in September 2001.

     Interest Accrual               For the Class A-1 Certificates, interest will accrue from the 15th day of the preceding month until 14/th/ day of the current month.  For the first distribution date, interest will accrue from the closing date to the 14/th/ of September for the Class A-1 certificates.  Interest is calculated using an actual/360 day count.

                                    For the Class A-2, A-3, A-4, A-IO, M-1, M-2, and B-1 Certificates
                                    interest will accrue during the calendar month preceding the month in which the distribution date occurs.  Interest is calculated using a
                                    30/360 day count.

     Servicing Fee                  For as long as Oakwood Acceptance is the servicer, the servicing fee of
                                    1.00% per annum is subordinate on a monthly basis to certain other amounts payable in respect of the certificates.  See "Cashflow Priority".




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT  FIRST
SUISSE  BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2001-D
                                                       203,944,000 (Approximate)
--------------------------------------------------------------------------------


      Class A-IO Certificates    The Class A-IO Certificates will be interest-
                                 only certificates, and will be entitled to interest distributions at a coupon of 6.00% per annum on a notional principal balance defined as for any distribution date the lesser of (i) the scheduled notional principal balance for that distribution date as set forth in the Class A-IO notional principal balance schedule listed below and (ii) the sum of the aggregate principal balance of the trust assets and the amount on deposit in the pre-funding account as of such distribution date.

                                 The Class A-IO Certificates are not entitled to any distributions of principal. They will be rated AAA/Aaa and will receive interest payments through (and including) the distribution date on August 2009.

      Class A-IO Notional          Month     10 Notional    Month   I0 Notional    Month  IO Notional
      Principal Balance            -----     -----------    -----   -----------    -----  -----------
      Schedule                       1       75,000,000     33      56,000,000      65    38,000,000
                                     2       75,000,000     34      54,000.000      66    38,000,000
                                     3       75,000,000     35      54,000,000      67    37,000,000
                                     4       74,000,000     36      54,000,000      68    37,000,000
                                     5       74,000,000     37      52,000,000      69    37,000,000
                                     6       74,000,000     38      52,000,000      70    35,000,000
                                     7       72,000,000     39      52,000,000      71    35,000,000
                                     8       72,000,000     40      51,000,000      72    35,000,000
                                     9       72,000,000     41      51,000,000      73    34,000,000
                                     10      70,000,000     42      51,000,000      74    34,000,000
                                     11      70,000,000     43      49,000,000      75    34,000,000
                                     12      70,000,000     44      49,000,000      76    33,000,000
                                     13      68,000,000     45      49,000,000      77    33,000,000
                                     14      68,000,000     46      47,000,000      78    33,000,000
                                     15      68,000,000     47      47,000,000      79    32,000,000
                                     18      66,000,000     48      47,000,000      80    32,000,000
                                     17      66,000,000     49      45,000,000      81    32,000,000
                                     18      66,000,000     50      45,000,000      82    31,000,000
                                     19      64,000,000     51      45,000,000      83    31,000,000
                                     20      64,000,000     52      44,000,000      84    31,000,000
                                     21      64,000,000     53      44,000,000      85    29,000,000
                                     22      62,000,000     54      44,000,000      86    29,000,000
                                     23      62,000,000     55      42,000,000      87    29,000,000
                                     24      62,000,000     56      42,000,000      88    28,000,000
                                     25      60,000,000     57      42,000,000      89    28,000,000
                                     26      60,000,000     58      41,000,000      90    28,000,000
                                     27      60,000,000     59      41,000,000      91    27,000,000
                                     28      58,000,000     60      41,000,000      92    27,000,000
                                     29      58,000,000     61      39,000,000      93    27,000,000
                                     30      58,000,000     62      39,000,000      94    26,000,000
                                     31      56,000,000     63      39,000,000      95    26,000,000
                                     32      56,000,000     64      38,000,000      96    26,000,000



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT FIRST
SUISSE BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2001-D
                                                        203,944,000(Approximate)
--------------------------------------------------------------------------------

     Cashflow Priority              PRIORITY OF DISTRIBUTIONS PRIOR TO THE CROSS OVER DATE AND IF PRINCIPAL
                                    DISTRIBUTION TESTS ARE MET:

                                    1.  To all Class A Certificates, current pro rata interest and any previously unpaid interest;
                                    2.  To the Class M-1 Certificates, current interest and any previously unpaid interest;
                                    3.  To the Class M-2 Certificates, current interest and any previously unpaid interest;
                                    4.  To the Class B-1 Certificates, current interest and any previously unpaid interest;
                                    5.  To the Class B-2 Certificates, current interest and any previously unpaid interest;
                                    6.  Concurrently to the Class A Certificates, other than the Class A-IO
                                        Certificates, any unpaid principal amounts from previous distributions;
                                    7.  To each class of Class A Certificates (other than the Class A-IO
                                        Certificates) the Class A principal distribution amount in numeric order until the principal balance of each class is reduced to zero;
                                    8.  To the Class M-1 Certificates, any writedown interest, carryover writedown interest, previously unpaid principal distribution amounts and the Class M-1 percentage of the principal distribution amount;
                                    9.  To the Class M-2 Certificates, any writedown interest, carryover writedown interest, previously unpaid principal distribution amounts and the Class M-2 percentage of the principal distribution amount;
                                    10. To the Class B-1 Certificates, any writedown interest, carryover writedown interest, previously unpaid principal distribution amounts and the Class B-1 percentage of the principal distribution amount;
                                    11. To the Class B-2 Certificates, any writedown interest, carryover writedown interest, previously unpaid principal distribution amounts and the Class B-2 percentage of the principal distribution amount;
                                    12. If Oakwood is the servicer, any current and previously unpaid servicing fees;
                                    13. To the Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class
                                        M-2, Class B-1, and Class B-2 Certificates, in that order, accelerated principal payments in reduction of the certificate balance of each class until such principal balance has been reduced to zero;
                                    14. To the Class X Certificates, current and any previously unpaid
                                        Class X strip amounts;
                                    15. Any remainder to the Class R Certificates.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently vertified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT  FIRST
SUISSE  BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2001-D
                                                        203,944,000(Approximate)
--------------------------------------------------------------------------------

     Cashflow Priority              PRIORITY OF DISTRIBUTIONS IF PERFORMANCE TESTS ARE NOT MET:

                                    1.  To all Class A Certificates, current pro rata interest and any previously unpaid interest;
                                    2.  To the Class M-1 Certificates, current interest and any previously unpaid interest;
                                    3.  To the Class M-2 Certificates, current interest and any previously unpaid interest;
                                    4.  To the Class B-1 Certificates, current interest and any previously unpaid interest;
                                    5.  To the Class B-2 Certificates, current interest and any previously unpaid interest;
                                    6.  Concurrently to the Class A Certificates, other than the Class A-IO
                                        Certificates, any unpaid principal amounts from previous distributions;
                                    7.  To each Class A Certificates (other than the Class A-IO
                                        Certificates) the Class A Certificate balance in numeric order until the principal balance of each is reduced to zero;
                                    8.  To the Class M-1 Certificates, any writedown interest, carryover writedown interest, previously unpaid principal distribution amounts and the principal distribution amount until the Class M-1  Certificate balance is reduced to zero;
                                    9.  To the Class M-2 Certificates, any writedown interest, carryover writedown interest, previously unpaid principal distribution amounts and the principal distribution amount until the Class M-2 Certificate balance is reduced to zero;
                                    10. To the Class B-1 Certificates, any writedown interest, carryover writedown interest, previously unpaid principal distribution amounts and the principal distribution amount until the Class B-1 Certificate balance is reduced to zero;
                                    11. To the Class B-2 Certificates, any writedown interest, carryover writedown interest, previously unpaid principal distribution amounts and the principal distribution amount until the Class B-2 Certificate balance is reduced to zero;
                                    12. If Oakwood is the servicer, any current and previously unpaid servicing fees;
                                    13. To the Class X Certificates, current and any previously unpaid
                                        Class X strip amounts;
                                    14. Any remainder to the Class R Certificates.

     Performance Tests              1.  The average sixty day delinquency ratio is less than or equal to
                                        [6.5]%;
                                    2.  The current realized loss ratio is less than or equal to [3.5]%;
                                    3.  The cumulative realized losses are less than or equal to the following percentages of the original Pool Scheduled Principal Balance:
                                             [8.0]%   March 2006 through August 2007,
                                             [9.0]%   September 2007 through August 2008,
                                             [11.75]% September 2008 through February 2011, and
                                             [13.25]% March 2011 thereafter.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently vertified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT  FIRST
SUISSE  BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2001-D
                                                        203,944,000(Approximate)
--------------------------------------------------------------------------------

     Optional Termination           The servicer may terminate the trust by purchasing all assets remaining in the trust at the later of (i) any date on which the aggregate principal balance of outstanding certificates is less than 10% of their initial aggregate principal balance or (ii) August 2009.

     ERISA Considerations           All classes of Offered Certificates are expected to be ERISA eligible.
                                    However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of a Plan's acquisition and ownership of such Offered Certificates.

     SMMEA Eligibility              When the amount on deposit in the Pre-Funding Account has been reduced to zero, the Class A Certificates and Class M-1 Certificates are
                                    expected to constitute "mortgage related securities" for purposes of
                                    SMMEA.

     Certain Federal Income Tax     For federal income tax purposes, the trust estate will be treated as one
     Consequences                   or more real estate mortgage investment conduits ("REMICs").

     Prospectus                     The Offered Certificates are being offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus").
                                    Complete information with respect to the Offered Certificates and the
                                    Collateral is contained in the Prospectus.  The foregoing is qualified in its entirety by, and will be superseded by, the information appearing in the Prospectus, and the Prospectus shall govern in all respects.
                                    Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

     Further Information            Call the ABS trading desk at (212) 325-2747, Fiachra O'Driscoll at (212)
                                    325-4940, Susan Menkhaus at (212) 325-3475, or Plamen Mitrikov at (212)
                                    325-1491 with questions.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently vertified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT  FIRST
SUISSE  BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2001-D
                                                        203,944,000(Approximate)
--------------------------------------------------------------------------------

                  Summary Collateral Information for Initial
                              Statistical Assets*


     Initial Statistical Assets Balance:                 $162,577,041.78
     Cut off Date for Initial Statistical Assets:         August 1, 2001

     Aggregate Unpaid Principal Balance:                 $162,577,041.78
     Number of Loans                                               3,477
     Weighted Average Interest Rate:                               11.68%
     Interest Rate Range:                                    6.25%-19.25%

     Average Unpaid Principal Balance:                   $     46,757.85
     Average Original Principal Balance:                 $     46,921.75

     Weighted Average Stated Remaining Term (months):                309
     Stated Remaining Term Range (months):                        11-360

     Weighted Average Stated Original Term (months):                 310
     Stated Original Term Range (months):                         24-360

     Weighted Average Age (months):                                    1
     Age Range (months):                                           0-159

     Weighted Average Original LTV:                                90.97%

     New Home Loans:                                               73.10%
     Used Home Loans:                                               2.02%
     Repossessed Home Loans:                                       24.59%
     Transferred Home Loans:                                        0.29%

     Step-up Rate Loans:                                            4.19%

     Mortgage Loans:                                               28.23%


*Note that this summary information refers only to the Initial Statistical Assets as of August 1, 2001, and does not make any representations regarding additional assets included prior to the closing date or pre-funded collateral

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently vertified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT  FIRST
SUISSE  BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2001-D
                                                        203,944,000(Approximate)
--------------------------------------------------------------------------------



                                  Section A:

                  Collateral Stratifications for the Entire
                        Initial Statistical Asset Pool


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently vertified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT  FIRST
SUISSE  BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2001-D
                                                        203,944,000(Approximate)
--------------------------------------------------------------------------------

                     Entire Initial Statistical Asset Pool


            A: Initial Statistical Assets--Credit Bureau Score/(1)/


----------------------------------------------------------------------------------------------------------------------------
                                                Aggregate Scheduled        Percentage of Initial        Number of Initial
          Credit Bureau Score                    Principal Balance       Statistical Assets by SPB      Statistical Assets
----------------------------------------------------------------------------------------------------------------------------
 Not Available/(2)/                               $  1,263,952.40                    0.78%                    55
 3 or 30/(3)/ (Insufficient Credit History)         18,133,330.83                   11.15                    576
 341 to 500                                          6,055,298.33                    3.72                    164
 501 to 510                                          1,914,936.70                    1.18                     55
 511 to 520                                          2,343,399.47                    1.44                     68
 521 to 530                                          2,476,607.75                    1.52                     68
 531 to 540                                          2,951,808.82                    1.82                     76
 541 to 550                                          3,296,760.77                    2.03                     92
 551 to 560                                          3,245,364.86                    2.00                     85
 561 to 570                                          5,877,423.18                    3.62                    133
 571 to 580                                          7,353,958.28                    4.52                    170
 581 to 590                                          6,697,785.57                    4.12                    144
 591 to 600                                          8,594,523.23                    5.29                    169
 601 to 610                                          5,775,335.02                    3.55                    119
 611 to 620                                          7,444,159.81                    4.58                    146
 621 to 630                                          7,592,842.30                    4.67                    138
 631 to 640                                          7,838,543.72                    4.82                    136
 641 to 650                                          7,868,530.26                    4.84                    137
 651 to 660                                          7,716,305.64                    4.75                    133
 661 to 719                                         29,003,501.49                   17.84                    479
 720 or Greater                                     19,132,673.35                   11.77                    334
                                                  ---------------                  ------                  -----

 TOTAL                                            $162,577,041.78                  100.00%                 3,477
                                                  ===============                  ======                  =====

____________________
     (1) The weighted average credit bureau score (excluding the Initial Statistical Assets for which no score was available from the credit bureau and any score below 341) was approximately 633, based on the Aggregate Scheduled Principal Balance as of the Cut-off Date.
     (2) Oakwood Acceptance did not report credit bureau scores with respect to the assets in this stratification.
     (3) Items coded as 3 or 30 indicate that an attempt to obtain a credit bureau score was made, however, no score could be generated because of insufficient credit history for the applicant.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently vertified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT  FIRST
SUISSE  BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2001-D
                                                        203,944,000(Approximate)
--------------------------------------------------------------------------------

                   A: Initial Statistical Assets--Unit Type


                                                                         Percentage of
                                          Aggregate Scheduled   the Initial Statistical Assets    Number of Initial
                      Unit Type            Principal Balance                by SPB                Statistical Assets
               ----------------------------------------------------------------------------------------------------------
                Multi-section home          $110,789,025.36                 68.15%                      1,807
                Single-section home           51,788,016.42                 31.85                       1,670
                                            ---------------                ------                       -----

                TOTAL                       $162,577,041.78                100.00%                      3,477
                                            ===============                ======                       =====


                 A: Initial Statistical Assets--Property Type


                                                                             Percentage of
                                                Aggregate Scheduled     the Initial Statistical    Number of Initial
                 Property Type                   Principal Balance           Assets by SPB         Statistical Assets
               ---------------------------------------------------------------------------------------------------------
               Home-only contract                 $116,681,406.09                  71.77%                 2,969
               Mortgage loan                        44,067,564.38                  27.11                    475
               Land-in-lieu contract                 1,828,071.31                   1.12                     33
                                                  ---------------                 ------                  -----

               TOTAL                              $162,577,041.78                 100.00%                 3,477
                                                  ===============                 ======                  =====

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently vertified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT  FIRST
SUISSE  BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2001-D
                                                        203,944,000(Approximate)
--------------------------------------------------------------------------------

        A: Initial Statistical Assets--Geographical Distribution/(1)/

                                                                     Percentage of
 Geographic             Aggregate Scheduled      the Initial Statistical Assets by     Number of Initial
 Location                Principal Balance                      SPB                   Statistical Assets
----------------------------------------------------------------------------------------------------------
 Alabama                  $  3,406,081.83                         2.10%                         93
 Arizona                     8,604,648.29                         5.29                         127
 Arkansas                    1,697,654.71                         1.04                          45
 California                  4,737,814.63                         2.91                          64
 Colorado                    4,310,024.06                         2.65                          74
 Delaware                      597,283.44                         0.37                          12
 Florida                     3,236,894.30                         1.99                          69
 Georgia                     5,379,706.39                         3.31                         134
 Idaho                       1,681,493.91                         1.03                          32
 Illinois                      235,097.47                         0.14                           6
 Indiana                       279,188.65                         0.17                           6
 Iowa                           86,651.55                         0.05                           2
 Kansas                      3,212,659.59                         1.98                          68
 Kentucky                    3,183,583.37                         1.96                          75
 Louisiana                   2,746,519.05                         1.69                          67
 Maryland                      390,701.38                         0.24                           7
 Michigan                    3,006,940.44                         1.85                          55
 Minnesota                     305,247.41                         0.19                           8
 Mississippi                 3,155,257.35                         1.94                          87
 Missouri                    2,797,257.57                         1.72                          70
 Montana                       114,736.24                         0.07                           1
 Nevada                      2,351,240.37                         1.45                          36
 New Jersey                    127,702.84                         0.08                           2
 New Mexico                  3,962,682.18                         2.44                          81
 New York                      184,722.57                         0.11                           3
 North Carolina             28,116,619.15                        17.29                         683
 Ohio                        2,589,045.11                         1.59                          55
 Oklahoma                    4,841,843.01                         2.98                          89
 Oregon                      3,562,115.86                         2.19                          38
 Pennsylvania                  287,126.40                         0.18                           3
 South Carolina             11,782,707.99                         7.25                         308
 Tennessee                   6,553,032.13                         4.03                         144
 Texas                      27,045,949.85                        16.64                         587
 Utah                          897,779.90                         0.55                          12
 Virginia                    7,393,019.87                         4.55                         165
 Washington                  5,224,750.57                         3.21                          63
 West Virginia               4,098,622.93                         2.52                          98
 Wisconsin                      32,017.08                         0.02                           1
 Wyoming                       360,622.34                         0.22                           7
                          ---------------                       ------                       -----

 TOTAL                    $162,577,041.78                       100.00%                      3,477
                          ===============                       ======                       =====

______________
(1) Based on the mailing address of the obligor on the related Initial Statistical Asset as of the Cut-off Date.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently vertified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT  FIRST
SUISSE  BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2001-D
                                                       203,944,000 (Approximate)
--------------------------------------------------------------------------------



            A: Initial Statistical Assets--Year of Origination/(1)/

                                 Aggregate                  Percentage of
      Year of                    Scheduled         the Initial Statistical Assets       Number of Initial
      Origination            Principal Balance                 by SPB                  Statistical Assets
     ----------------------------------------------------------------------------------------------------
      1988                    $     17,422.99                    0.01%                       4
      1989                          51,413.20                    0.03                        7
      1990                         169,570.67                    0.10                       16
      1991                          40,565.01                    0.02                        4
      1993                          17,072.50                    0.01                        1
      1996                          79,175.43                    0.05                        2
      1998                         210,102.58                    0.13                        5
      1999                          74,609.27                    0.05                        1
      2000                         890,426.93                    0.55                       22
      2001-Jan                     390,032.68                    0.24                        8
      2001-Feb                     539,387.01                    0.33                       13
      2001-Mar                   4,543,014.47                    2.79                      116
      2001-Apr                  12,127,570.43                    7.46                      301
      2001-May                  43,644,768.95                   26.85                      951
      2001-Jun                  63,004,289.64                   38.75                    1,282
      2001-Jul                  36,777,620.02                   22.62                      744
                              ---------------                  ------                    -----

      TOTAL                   $162,577,041.78                  100.00%                   3,477
                              ===============                  ======                    =====

____________________
(1) The weighted average seasoning of the Initial Statistical Assets was approximately 1 month as of the Cut-off Date.




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston or Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT  FIRST
SUISSE  BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2001-D
                                                       203,944,000 (Approximate)
--------------------------------------------------------------------------------


  A: Initial Statistical Assets--Distribution of Remaining Loan Balance/(1)/

                                         Aggregate         Percentage of the Initial
                                         Scheduled           Statistical Assets by                Number of Initial
 Remaining Loan Balance              Principal Balance                SPB                        Statistical Assets
 -----------------------------------------------------------------------------------------------------------------
 $      0.01 - $  4,999.99           $     31,217.36                    0.02%                               8
 $  5,000.00 - $  9,999.99                324,421.46                    0.20                               41
 $ 10,000.00 - $ 14,999.99                711,293.31                    0.44                               59
 $ 15,000.00 - $ 19,999.99              1,994,400.29                    1.23                              112
 $ 20,000.00 - $ 24,999.99              6,199,069.14                    3.81                              268
 $ 25,000.00 - $ 29,999.99             12,536,311.73                    7.71                              455
 $ 30,000.00 - $ 34,999.99             15,900,871.82                    9.78                              491
 $ 35,000.00 - $ 39,999.99             13,639,957.01                    8.39                              366
 $ 40,000.00 - $ 44,999.99             10,983,533.35                    6.76                              258
 $ 45,000.00 - $ 49,999.99             11,945,264.93                    7.35                              251
 $ 50,000.00 - $ 54,999.99             11,200,541.01                    6.89                              214
 $ 55,000.00 - $ 59,999.99              9,196,737.69                    5.66                              160
 $ 60,000.00 - $ 64,999.99              8,157,729.13                    5.02                              131
 $ 65,000.00 - $ 69,999.99              7,503,105.64                    4.62                              111
 $ 70,000.00 - $ 74,999.99              8,042,957.33                    4.95                              111
 $ 75,000.00 - $ 79,999.99              5,634,501.46                    3.47                               73
 $ 80,000.00 - $ 84,999.99              4,284,779.71                    2.64                               52
 $ 85,000.00 - $ 89,999.99              4,576,875.74                    2.82                               52
 $ 90,000.00 - $ 94,999.99              4,512,244.78                    2.78                               49
 $ 95,000.00 - $ 99,999.99              3,244,353.41                    2.00                               33
 $100,000.00 or more                   21,956,875.48                   13.51                              182
                                     ---------------                  ------                            -----

 TOTAL                               $162,577,041.78                  100.00%                           3,477
                                     ===============                  ======                            =====

____________
 (1) The highest remaining asset amount was $221,324.05 which represents approximately 0.14% of the aggregate remaining principal balance of the Initial Statistical Assets as of the Cut-off Date. The average remaining principal amount of the Initial Statistical Assets as of the Cut-Off Date is approximately $46,757.85.



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston or Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT  FIRST
SUISSE  BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2001-D
                                                       203,944,000 (Approximate)
--------------------------------------------------------------------------------



     A: Initial Statistical Assets--Distribution of Original Loan Balance/(1)/

                                                           Percentage of the  Initial
                                 Aggregate Scheduled         Statistical Assets by        Number of Initial
 Original Loan Balance            Principal Balance                   SPB                Statistical Assets
 -----------------------------------------------------------------------------------------------------------------
 $  4,999 or less                 $      9,221.38                       0.01%                        2
 $  5,000.00 - $  9,999.99             229,093.29                       0.14                        30
 $ 10,000.00 - $ 14,999.99             552,831.96                       0.34                        46
 $ 15,000.00 - $ 19,999.99           1,987,630.14                       1.22                       118
 $ 20,000.00 - $ 24,999.99           6,275,512.95                       3.86                       283
 $ 25,000.00 - $ 29,999.99          12,533,714.82                       7.71                       457
 $ 30,000.00 - $ 34,999.99          15,934,888.25                       9.80                       493
 $ 35,000.00 - $ 39,999.99          13,654,948.33                       8.40                       367
 $ 40,000.00 - $ 44,999.99          10,874,049.27                       6.69                       256
 $ 45,000.00 - $ 49,999.99          12,214,450.01                       7.51                       257
 $ 50,000.00 - $ 54,999.99          10,980,685.50                       6.75                       210
 $ 55,000.00 - $ 59,999.99           9,297,542.09                       5.72                       162
 $ 60,000.00 - $ 64,999.99           8,211,791.60                       5.05                       132
 $ 65,000.00 - $ 69,999.99           7,358,175.44                       4.53                       109
 $ 70,000.00 - $ 74,999.99           8,178,266.90                       5.03                       113
 $ 75,000.00 - $ 79,999.99           5,554,667.94                       3.42                        72
 $ 80,000.00 - $ 84,999.99           4,439,222.50                       2.73                        54
 $ 85,000.00 - $ 89,999.99           4,396,952.19                       2.70                        50
 $ 90,000.00 - $ 94,999.99           4,692,168.33                       2.89                        51
 $ 95,000.00 - $ 99,999.99           3,144,405.30                       1.93                        32
 $100,000.00 or more                22,056,823.59                      13.57                       183
                                  ---------------                     ------                     -----

 TOTAL                            $162,577,041.78                     100.00%                    3,477
                                  ===============                     ======                     =====

____________
  (1) The highest original asset amount was $221,633.00 which represents approximately 0.14% of the aggregate principal balance of the Initial Statistical Assets at origination. The average original principal amount of the Initial Statistical Assets was approximately $46,921.75 as of the Cut-off Date.



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston or Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT  FIRST
SUISSE  BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2001-D
                                                       203,944,000 (Approximate)
--------------------------------------------------------------------------------

            A: Initial Statistical Assets--Current Asset Rates/(1)/

                                 Aggregate
                                 Scheduled        Percentage of Initial Statistical     Number of Initial
  Current Asset Rate         Principal Balance              Assets by SPB              Statistical Assets
  -------------------------------------------------------------------------------------------------------
  6.000%- 6.999%             $    973,657.38                       0.60%                      8
  7.000%- 7.999%                4,444,766.89                       2.73                      47
  8.000%- 8.999%               31,720,972.93                      19.51                     453
  9.000%- 9.999%               25,443,556.00                      15.65                     421
 10.000%-10.999%               19,385,333.61                      11.92                     340
 11.000%-11.999%               12,908,322.97                       7.94                     235
 12.000%-12.999%               10,900,547.87                       6.70                     256
 13.000%-13.999%                9,133,569.72                       5.62                     207
 14.000%-14.999%               19,745,925.22                      12.15                     567
 15.000%-15.999%               12,998,558.34                       8.00                     430
 16.000% or more               14,921,830.85                       9.18                     513
                             ---------------                     ------                   -----

 TOTAL                       $162,577,041.78                     100.00%                  3,477
                             ===============                     ======                   =====

__________________
 (1) The weighted average current asset rate was approximately 11.68% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans.


     A: Initial Statistical Assets--Remaining Terms to Maturity (In Months)/(1)/



                             Aggregate                 Percentage of
    Remaining Term to        Scheduled        the Initial Statistical Assets      Number of Initial
    Maturity             Principal Balance                by SPB                 Statistical Assets
    -----------------------------------------------------------------------------------------------
     1 -  60             $    523,496.15                     0.32%                     61
    61 -  96                  501,505.82                     0.31                      38
    97 - 120                1,012,686.21                     0.62                      45
   121 - 156                3,210,766.20                     1.97                     149
   157 - 180                8,135,301.52                     5.00                     294
   181 - 216                  667,068.12                     0.41                      23
   217 - 240               31,938,122.98                    19.64                     980
   241 - 300               25,797,957.05                    15.87                     604
   301 - 360               90,790,137.73                    55.84                   1,283
                         ---------------                   ------                   -----

 TOTAL                   $162,577,041.78                   100.00%                  3,477
                         ===============                   ======                   =====

__________________
 (1) The weighted average remaining term to maturity of the Initial Statistical Assets was approximately 309 months as of the Cut-off Date.



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston or Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT  FIRST
SUISSE  BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2001-D
                                                       203,944,000 (Approximate)
--------------------------------------------------------------------------------


    A: Initial Statistical Assets--Original Terms to Maturity (In Months)/(1)/


                               Aggregate                Percentage of
   Original Term to            Scheduled           the Initial Statistical        Number of Initial
   Maturity                Principal Balance            Assets by SPB            Statistical Assets
  ---------------------------------------------------------------------------------------------------------
   1 -  60                 $    244,524.28                      0.15%                     30
  61 -  96                      484,433.32                      0.30                      37
  97 - 120                    1,012,686.21                      0.62                      45
 121 - 156                    3,191,436.82                      1.96                     150
 157 - 180                    8,450,675.27                      5.20                     325
 181 - 216                      563,586.53                      0.35                      20
 217 - 240                   32,041,604.57                     19.71                     983
 241 - 300                   25,797,957.05                     15.87                     604
 301 - 360                   90,790,137.73                     55.84                   1,283
                           ---------------                    ------                   -----

 TOTAL                     $162,577,041.78                    100.00%                  3,477
                           ===============                    ======                   =====

_______________
(1) The weighted average original term to maturity of the Initial Statistical Assets was approximately 310 months as of the Cut-off Date.


    A:  Initial Statistical Assets--Distribution of Original Loan-to-Value
                                  Ratios/(1)/


                            Aggregate                   Percentage of
 Loan-to-Value              Scheduled          the Initial Statistical Assets       Number of Initial
 Ratio/(1)/             Principal Balance                  by SPB                   Statistical Assets
 ----------------------------------------------------------------------------------------------------------
  50% or less              $    848,609.99                      0.52%                     29
  51%  -  55%                   549,002.15                      0.34                      16
  56%  -  60%                   970,409.02                      0.60                      19
  61%  -  65%                 1,465,542.87                      0.90                      34
  66%  -  70%                 4,585,954.75                      2.82                     110
  71%  -  75%                 3,923,439.70                      2.41                      73
  76%  -  80%                 6,165,617.95                      3.79                     103
  81%  -  85%                 7,352,154.93                      4.52                     130
  86%  -  90%                26,559,515.08                     16.34                     555
  91%  -  95%                76,357,953.76                     46.97                   1,646
  96%  - 100%                33,798,841.58                     20.79                     762
                           ---------------                    ------                   -----

 TOTAL                     $162,577,041.78                    100.00%                  3,477
                           ===============                    ======                   =====

__________________
(1) The weighted average original Loan-to-Value Ratio of the Initial Statistical Assets was approximately 90.97% as of the Cut-off Date.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston or Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT  FIRST
SUISSE  BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2001-D
                                                        203,944,000(Approximate)
--------------------------------------------------------------------------------




                                  SECTION B:

                      COLLATERAL STRATIFICATIONS FOR THE
                        REPOSSESSED STATISTICAL ASSETS















The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston or Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT FIRST
SUISSE BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2001-D
                                                        203,944,000(Approximate)
--------------------------------------------------------------------------------

                        Repossessed Statistical Assets


         B:  Repossessed Statistical Assets--Credit Bureau Score /(1)/

                                                     Aggregate                 Percentage of                 Number of
                                                     Scheduled                the Repossessed               Repossessed
Credit Bureau Score                               Principal Balance       Statistical Assets by SPB      Statistical Assets
------------------------------------------------------------------------------------------------------------------------------
Not Available/(2)/                                $   508,370.36                     1.27%                      15
3 or 30 /(3)/Insufficient Credit History           11,484,564.52                    28.73                      362
341 to 500                                          4,281,691.69                    10.71                      120
501 to 510                                          1,555,539.64                     3.89                       46
511 to 520                                          1,749,833.48                     4.38                       51
521 to 530                                          1,381,623.71                     3.46                       37
531 to 540                                          1,872,605.42                     4.68                       52
541 to 550                                          2,047,164.13                     5.12                       60
551 to 560                                          1,984,061.97                     4.96                       57
561 to 570                                          2,294,458.24                     5.74                       64
571 to 580                                          2,284,279.96                     5.71                       66
581 to 590                                          1,720,680.44                     4.30                       42
591 to 600                                          1,300,890.70                     3.25                       36
601 to 610                                            602,811.25                     1.51                       17
611 to 620                                          1,099,085.25                     2.75                       28
621 to 630                                            786,382.87                     1.97                       18
631 to 640                                            309,274.65                     0.77                       10
641 to 650                                            317,668.08                     0.79                        9
651 to 660                                            596,109.73                     1.49                       14
661 to 719                                          1,460,571.05                     3.65                       29
720 or Greater                                        340,335.51                     0.85                        8
                                                  --------------                   ------                    -----

TOTAL                                             $39,978,002.65                   100.00%                   1,141
                                                  ==============                   ======                    =====

_______________

(1) The weighted average credit bureau score (excluding the Initial Statistical Assets for which no score was available from the credit bureau and any score below 341) was approximately 558, based on the Aggregate Scheduled Principal Balance as of the Cut-off Date.
(2) Oakwood Acceptance did not report credit bureau scores with respect to the assets in this stratification.
(3) Items coded as 3 or 30 indicate that an attempt to obtain a credit bureau score was made, however, no score could be generated because of insufficient credit history for the applicant.







The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston or Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT FIRST
SUISSE BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2001-D
                                                        203,944,000(Approximate)
--------------------------------------------------------------------------------

                 B:  Repossessed Statistical Assets--Unit Type

                                                              Percentage of
                                    Aggregate                the Repossessed               Number of
                                    Scheduled            Statistical Assets by            Repossessed
     Unit Type                  Principal Balance                 SPB                 Statistical Assets
     -------------------------------------------------------------------------------------------------------
      Multi-section home         $17,468,911.38                   43.70%                       344
      Single-section home         22,509,091.27                   56.30                        797
                                 --------------                  ------                      -----

      TOTAL                      $39,978,002.65                  100.00%                     1,141
                                 ==============                  ======                      =====



                    B:  Repossessed Statistical Assets--Property Type

                                                              Percentage of
                                    Aggregate                the Repossessed               Number of
                                    Scheduled            Statistical Assets by            Repossessed
     Property Type              Principal Balance                 SPB                 Statistical Assets
     -------------------------------------------------------------------------------------------------------
     Home-only contract          $36,863,790.85                   92.21%                     1,103
     Mortgage loan                 3,114,211.80                    7.79                         38
                                 --------------                  ------                      -----

     TOTAL                       $39,978,002.65                  100.00%                     1,141
                                 ==============                  ======                      =====









The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston or Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT FIRST
SUISSE BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2001-D
                                                        203,944,000(Approximate)
--------------------------------------------------------------------------------

      B:  Repossessed Statistical Assets--Geographical Distribution /(1)/

                                                           Percentage of
                           Aggregate Scheduled      the Repossessed Statistical     Number of Repossessed
     Geographic Location    Principal Balance              Assets by SPB              Statistical Assets
     ------------------------------------------------------------------------------------------------------
      Alabama                $   818,939.33                    2.05%                           25
      Arizona                  1,711,085.82                    4.28                            37
      Arkansas                   595,384.62                    1.49                            20
      California                 117,526.00                    0.29                             2
      Colorado                   149,696.00                    0.37                             4
      Delaware                    17,537.52                    0.04                             1
      Florida                  1,017,168.18                    2.54                            27
      Georgia                  1,860,146.64                    4.65                            50
      Idaho                      775,711.47                    1.94                            15
      Illinois                   105,720.59                    0.26                             3
      Kansas                     536,773.98                    1.34                            14
      Kentucky                   877,349.47                    2.19                            24
      Louisiana                  974,782.31                    2.44                            28
      Michigan                    50,525.87                    0.13                             1
      Minnesota                   48,487.92                    0.12                             1
      Mississippi              1,124,815.78                    2.81                            32
      Missouri                   955,469.48                    2.39                            27
      Nevada                     598,827.50                    1.50                            12
      New Mexico                 962,188.15                    2.41                            24
      New York                    41,401.05                    0.10                             1
      North Carolina           7,594,796.16                   19.00                           247
      Ohio                       554,000.28                    1.39                            13
      Oklahoma                 1,175,318.14                    2.94                            32
      Oregon                     299,831.52                    0.75                             6
      South Carolina           3,526,132.21                    8.82                           121
      Tennessee                1,817,964.79                    4.55                            52
      Texas                    8,273,711.42                   20.70                           244
      Utah                       141,153.38                    0.35                             2
      Virginia                 1,523,192.14                    3.81                            43
      Washington               1,007,842.36                    2.52                            12
      West Virginia              688,476.09                    1.72                            20
      Wyoming                     36,046.48                    0.09                             1
                             --------------                  ------                         -----

      TOTAL                  $39,978,002.65                  100.00%                        1,141
                             ==============                  ======                         =====

_______________

(1) Based on the mailing address of the obligor on the related Initial Statistical Asset as of the Cut-off Date.






The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstance shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston or Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT FIRST
SUISSE BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2001-D
                                                        203,944,000(Approximate)
--------------------------------------------------------------------------------

              B:  Repossessed Statistical Assets--Year of Origination/(1)/

                            Aggregate              Percentage of                 Number of
     Year of                Scheduled       the Repossessed Statistical         Repossessed
     Origination        Principal Balance          Assets by SPB             Statistical Assets
     ---------------------------------------------------------------------------------------------------------
      1989               $     3,557.22                0.01%                            1
      1990                    10,572.36                0.03                             1
      2000                   266,919.92                0.67                             9
      2001-Jan               126,928.68                0.32                             3
      2001-Feb               270,896.67                0.68                             8
      2001-Mar             2,530,284.35                6.33                            76
      2001-Apr             6,200,930.01               15.51                           190
      2001-May            11,255,689.94               28.15                           320
      2001-Jun            10,195,206.89               25.50                           285
      2001-Jul             9,117,016.61               22.81                           248
                         --------------              ------                         -----

      TOTAL              $39,978,002.65              100.00%                        1,141
                         ==============              ======                         =====

_________________

(1) The weighted average seasoning of the Repossessed Statistical Assets was approximately 1 month as of the Cut-off Date.








The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstance shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston or Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT FIRST
SUISSE BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2001-D
                                                        203,944,000(Approximate)
--------------------------------------------------------------------------------

B: Repossessed Statistical Assets--Distribution of Remaining Loan Balance/ (1)/


                                                                  Percentage of the
                                                                     Repossessed                Number of
                                   Aggregate Scheduled          Statistical Assets by          Repossessed
      Remaining Loan Balance        Principal Balance                   SPB                 Statistical Assets
     --------------------------------------------------------------------------------------------------------------
      $      0.01 - $  4,999.99     $       3,557.22                  0.01%                        1
      $  5,000.00 - $  9,999.99             8,413.04                  0.02                         1
      $ 10,000.00 - $ 14,999.99           192,123.22                  0.48                        15
      $ 15,000.00 - $ 19,999.99         1,397,171.07                  3.49                        78
      $ 20,000.00 - $ 24,999.99         3,595,985.57                  8.99                       157
      $ 25,000.00 - $ 29,999.99         6,516,642.48                 16.30                       237
      $ 30,000.00 - $ 34,999.99         7,606,606.99                 19.03                       235
      $ 35,000.00 - $ 39,999.99         4,710,481.18                 11.78                       127
      $ 40,000.00 - $ 44,999.99         3,039,412.90                  7.60                        71
      $ 45,000.00 - $ 49,999.99         3,412,976.99                  8.54                        72
      $ 50,000.00 - $ 54,999.99         2,602,734.32                  6.51                        50
      $ 55,000.00 - $ 59,999.99         1,665,725.68                  4.17                        29
      $ 60,000.00 - $ 64,999.99         1,617,148.21                  4.05                        26
      $ 65,000.00 - $ 69,999.99           602,860.18                  1.51                         9
      $ 70,000.00 - $ 74,999.99           647,771.50                  1.62                         9
      $ 75,000.00 - $ 79,999.99           383,515.99                  0.96                         5
      $ 80,000.00 - $ 84,999.99           328,823.71                  0.82                         4
      $ 85,000.00 - $ 89,999.99           264,959.27                  0.66                         3
      $ 90,000.00 - $ 94,999.99            90,310.81                  0.23                         1
      $ 95,000.00 - $ 99,999.99            99,021.58                  0.25                         1
      $100,000.00 or more               1,191,760.74                  2.98                        10
                                      --------------                ------                     -----

      TOTAL                           $39,978,002.65                100.00%                    1,141
                                      ==============                ======                     =====

___________________

(1) The highest remaining asset amount was $164,286.12 which represents approximately 0.41% of the aggregate remaining principal balance of the Repossessed Statistical Assets as of the Cut-off Date. The average remaining principal amount of the Repossessed Statistical Assets as of the Cut-Off Date is approximately $35,037.69.









The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstance shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston or Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT FIRST
SUISSE BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2001-D
                                                       203,944,000 (Approximate)
--------------------------------------------------------------------------------


          B: Repossessed Statistical Assets--Distribution of Original Loan
                                 Balance/(1)/

                                      Aggregate         Percentage of the          Number of
                                      Scheduled      Repossessed Statistical      Repossessed
      Original Loan Balance       Principal Balance       Assets by SPB       Statistical Assets
     ---------------------------------------------------------------------------------------------
      $  5,000.00 - $  9,999.99    $     8,413.04             0.02%                    1
      $ 10,000.00 - $ 14,999.99        181,550.86             0.45                    14
      $ 15,000.00 - $ 19,999.99      1,338,650.06             3.35                    75
      $ 20,000.00 - $ 24,999.99      3,593,722.39             8.99                   159
      $ 25,000.00 - $ 29,999.99      6,561,595.80            16.41                   239
      $ 30,000.00 - $ 34,999.99      7,601,571.56            19.01                   235
      $ 35,000.00 - $ 39,999.99      4,665,522.66            11.67                   126
      $ 40,000.00 - $ 44,999.99      3,029,435.47             7.58                    71
      $ 45,000.00 - $ 49,999.99      3,502,908.82             8.76                    74
      $ 50,000.00 - $ 54,999.99      2,602,734.32             6.51                    50
      $ 55,000.00 - $ 59,999.99      1,665,725.68             4.17                    29
      $ 60,000.00 - $ 64,999.99      1,617,148.21             4.05                    26
      $ 65,000.00 - $ 69,999.99        602,860.18             1.51                     9
      $ 70,000.00 - $ 74,999.99        647,771.50             1.62                     9
      $ 75,000.00 - $ 79,999.99        303,682.47             0.76                     4
      $ 80,000.00 - $ 84,999.99        408,657.23             1.02                     5
      $ 85,000.00 - $ 89,999.99        264,959.27             0.66                     3
      $ 90,000.00 - $ 94,999.99         90,310.81             0.23                     1
      $ 95,000.00 - $ 99,999.99         99,021.58             0.25                     1
      $100,000.00 or more            1,191,760.74             2.98                    10
                                   --------------           ------                 -----

      TOTAL                        $39,978,002.65           100.00%                1,141
                                   ==============           ======                 =====

        _______________

         (1) The highest original asset amount was $164,286.00 which represents approximately 0.41% of the aggregate principal balance of the Repossessed Statistical Assets at origination. The average original principal amount of the Repossessed Statistical Assets was approximately $35,097.24 as of the Cut-off Date.


      The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

      CREDIT  FIRST
      SUISSE  BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2001-D
                                                       203,944,000 (Approximate)
--------------------------------------------------------------------------------

          B: Repossessed Statistical Assets--Current Asset Rates /(1)/

                                      Aggregate         Percentage of the          Number of
                                      Scheduled      Repossessed Statistical      Repossessed
      Current Asset Rate          Principal Balance       Assets by SPB       Statistical Assets
     ---------------------------------------------------------------------------------------------
       8.000% -  8.999%            $   249,643.91             0.62%                   3
       9.000% -  9.999%                627,458.52             1.57                    8
      10.000% - 10.999%                174,073.66             0.44                    4
      11.000% - 11.999%              1,491,990.66             3.73                   22
      12.000% - 12.999%              2,200,079.66             5.50                   47
      13.000% - 13.999%              2,958,288.43             7.40                   65
      14.000% - 14.999%              6,934,162.32            17.34                  154
      15.000% - 15.999%             10,962,425.54            27.42                  346
      16.000% or more               14,379,879.95            35.97                  492
                                   --------------           ------                -----

      TOTAL                        $39,978,002.65           100.00%               1,141
                                   ==============           ======                =====

     _____________

      (1) The weighted average current asset rate was approximately 15.18% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans.


          B: Repossessed Statistical Assets--Remaining Terms to Maturity (In
                                 Months) /(1)/

                                 Percentage of
                                the Repossessed                                    Number of
      Remaining Term to       Statistical Assets     Number of Repossessed        Repossessed
      Maturity                      by SPB             Statistical Assets     Statistical Assets
     ---------------------------------------------------------------------------------------------
        1 -  60                $    47,773.83                 0.12%                   5
       61 -  96                    123,675.22                 0.31                    8
       97 - 120                    265,669.13                 0.66                   15
      121 - 156                  2,966,096.55                 7.42                  138
      157 - 180                  5,757,797.86                14.40                  223
      181 - 216                    545,488.37                 1.36                   19
      217 - 240                 13,312,929.90                33.30                  405
      241 - 300                  9,975,587.38                24.95                  222
      301 - 360                  6,982,984.41                17.47                  106
                               --------------               ------                -----

      TOTAL                    $39,978,002.65               100.00%               1,141
                               ==============               ======                =====

      ____________

      (1) The weighted average remaining term to maturity of the Repossessed Statistical Assets was approximately 257 months as of the Cut-off Date.


      The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

      CREDIT  FIRST
      SUISSE  BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2001-D
                                                       203,944,000 (Approximate)
--------------------------------------------------------------------------------


          B: Repossessed Statistical Assets--Original Terms to Maturity (In
                                 Months) /(1)/

                                                            Percentage of              Number of
       Original Term to       Aggregate Scheduled    the Repossessed Statistical      Repossessed
       Maturity                Principal Balance            Assets by SPB         Statistical Assets
     -------------------------------------------------------------------------------------------------
         1 -  60                $    33,644.25                   0.08%                     3
        61 -  96                    123,675.22                   0.31                      8
        97 - 120                    265,669.13                   0.66                     15
       121 - 156                  2,969,653.77                   7.43                    139
       157 - 180                  5,768,370.22                  14.43                    224
       181 - 216                    545,488.37                   1.36                     19
       217 - 240                 13,312,929.90                  33.30                    405
       241 - 300                  9,975,587.38                  24.95                    222
       301 - 360                  6,982,984.41                  17.47                    106
                                --------------                 ------                  -----

       TOTAL                    $39,978,002.65                 100.00%                 1,141
                                ==============                 ======                  =====

      ____________

      (1) The weighted average original term to maturity of the Repossessed Statistical Assets was approximately 258 months as of the Cut-off Date.


          B:  Repossessed Statistical Assets--Distribution of Original Loan-to-
                               Value Ratios/(1)/

                                                            Percentage of              Number of
     Loan-to-Value          Aggregate Scheduled      the Repossessed Statistical      Repossessed
     Ratio/(1)/              Principal Balance              Assets by SPB         Statistical Assets
     --------------------------------------------------------------------------------------------------
       65% -  70%             $    11,326.00                   0.03%                       1
       71% -  75%                  13,539.27                   0.03                        1
       76% -  80%                 170,160.63                   0.43                        4
       81% -  85%                 377,622.99                   0.94                       15
       86% -  90%               3,353,023.44                   8.39                      102
       91% -  95%              13,961,941.41                  34.92                      425
       96% - 100%              22,090,388.91                  55.26                      593
                              --------------                 ------                    -----

       TOTAL                  $39,978,002.65                 100.00%                   1,141
                              ==============                 ======                    =====

      (1) The weighted average original Loan-to-Value Ratio was approximately 95.65% as of the Cut-off Date.


      The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

      CREDIT  FIRST
      SUISSE  BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2001-D
                                                       203,944,000 (Approximate)
--------------------------------------------------------------------------------



                                  Section C:

     Collateral Stratifications for the Non-Repossessed Statistical Assets



     The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

     CREDIT  FIRST
     SUISSE  BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2001-D
                                                       203,944,000 (Approximate)
--------------------------------------------------------------------------------


                       Non Repossessed Statistical Assets


       C: Non Repossessed Statistical Assets--Credit Bureau Score /(1)/


                                                                           Percentage of                Number of Non
                                                Aggregate Scheduled     the Non Repossessed              Repossessed
      Credit Bureau Score                        Principal Balance   Statistical Assets by SPB       Statistical Assets
     -------------------------------------------------------------------------------------------------------------------
      Not Available/(2)/                          $    755,582.04                0.62%                       40
      3 or 30/(3)/Insufficient Credit History        6,648,766.31                5.42                       214
      341 to 500                                     1,773,606.64                1.45                        44
      501 to 510                                       359,397.06                0.29                         9
      511 to 520                                       593,565.99                0.48                        17
      521 to 530                                     1,094,984.04                0.89                        31
      531 to 540                                     1,079,203.40                0.88                        24
      541 to 550                                     1,249,596.64                1.02                        32
      551 to 560                                     1,261,302.89                1.03                        28
      561 to 570                                     3,582,964.94                2.92                        69
      571 to 580                                     5,069,678.32                4.14                       104
      581 to 590                                     4,977,105.13                4.06                       102
      591 to 600                                     7,293,632.53                5.95                       133
      601 to 610                                     5,172,523.77                4.22                       102
      611 to 620                                     6,345,074.56                5.18                       118
      621 to 630                                     6,806,459.43                5.55                       120
      631 to 640                                     7,529,269.07                6.14                       126
      641 to 650                                     7,550,862.18                6.16                       128
      651 to 660                                     7,120,195.91                5.81                       119
      661 to 719                                    27,542,930.44               22.47                       450
      720 or Greater                                18,792,337.84               15.33                       326
                                                  ---------------              ------                     -----

      TOTAL                                       $122,599,039.13              100.00%                    2,336
                                                  ===============              ======                     =====

     ___________

      (1) The weighted average credit bureau score (excluding the Initial Statistical Assets for which no score was available from the credit bureau and any score below 341) was approximately 651, based on the Aggregate Scheduled Principal Balance as of the Cut-off Date.
      (2) Oakwood Acceptance did not report credit bureau scores with respect to the assets in this stratification.
      (3) Items coded as 3 or 30 indicate that an attempt to obtain a credit bureau score was made, however, no score could be generated because of insufficient credit history for the applicant.


      The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

      CREDIT  FIRST
      SUISSE  BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2001-D
                                                       203,944,000 (Approximate)
--------------------------------------------------------------------------------


               C:  Non Repossessed Statistical Assets--Unit Type


                                                         Percentage of               Number of Non
                           Aggregate Scheduled        the Non Repossessed             Repossessed
     Unit Type              Principal Balance      Statistical Assets by SPB      Statistical Assets
   ---------------------------------------------------------------------------------------------------
     Multi-section home       $ 93,320,113.98                 76.12%                     1,463
     Single-section home        29,278,925.15                 23.88                        873
                              ---------------                ------                      -----

     TOTAL                    $122,599,039.13                100.00%                     2,336
                              ===============                ======                      =====



          C:  Non Repossessed Statistical Assets--Property Type


                                                         Percentage of               Number of Non
                           Aggregate Scheduled        the Non Repossessed             Repossessed
     Property type          Principal Balance      Statistical Assets by SPB      Statistical Assets
   ---------------------------------------------------------------------------------------------------
     Home-only contract       $ 79,817,615.24                 65.10%                      1,866
     Mortgage loan              40,953,352.58                 33.40                         437
     Land-in-lieu contract       1,828,071.31                  1.49                          33
                              ---------------                ------                       -----

      TOTAL                   $122,599,039.13                100.00%                      2,336
                              ===============                ======                       =====



    The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

    CREDIT  FIRST
    SUISSE  BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2001-D
                                                       203,944,000 (Approximate)
--------------------------------------------------------------------------------

    C:  Non Repossessed Statistical Assets--Geographical Distribution /(1)/


 Geographic            Aggregate Scheduled                   Percentage of                           Number of Non
 Location               Principal Balance        the Non Repossessed Statistical Assets           Repossessed Statistical
                                                                by SPB                                  Assets
------------------------------------------------------------------------------------------------------------------------------------
 Alabama                       $  2,587,142.50                    2.11%                                    68
 Arizona                          6,893,562.47                    5.62                                     90
 Arkansas                         1,102,270.09                    0.90                                     25
 California                       4,620,288.63                    3.77                                     62
 Colorado                         4,160,328.06                    3.39                                     70
 Delaware                           579,745.92                    0.47                                     11
 Florida                          2,219,726.12                    1.81                                     42
 Georgia                          3,519,559.75                    2.87                                     84
 Idaho                              905,782.44                    0.74                                     17
 Illinois                           129,376.88                    0.11                                      3
 Indiana                            279,188.65                    0.23                                      6
 Iowa                                86,651.55                    0.07                                      2
 Kansas                           2,675,885.61                    2.18                                     54
 Kentucky                         2,306,233.90                    1.88                                     51
 Louisiana                        1,771,736.74                    1.45                                     39
 Maryland                           390,701.38                    0.32                                      7
 Michigan                         2,956,414.57                    2.41                                     54
 Minnesota                          256,759.49                    0.21                                      7
 Mississippi                      2,030,441.57                    1.66                                     55
 Missouri                         1,841,788.09                    1.50                                     43
 Montana                            114,736.24                    0.09                                      1
 Nevada                           1,752,412.87                    1.43                                     24
 New Jersey                         127,702.84                    0.10                                      2
 New Mexico                       3,000,494.03                    2.45                                     57
 New York                           143,321.52                    0.12                                      2
 North Carolina                  20,521,822.99                   16.74                                    436
 Ohio                             2,035,044.83                    1.66                                     42
 Oklahoma                         3,666,524.87                    2.99                                     57
 Oregon                           3,262,284.34                    2.66                                     32
 Pennsylvania                       287,126.40                    0.23                                      3
 South Carolina                   8,256,575.78                    6.73                                    187
 Tennessee                        4,735,067.34                    3.86                                     92
 Texas                           18,772,238.43                   15.31                                    343
 Utah                               756,626.52                    0.62                                     10
 Virginia                         5,869,827.73                    4.79                                    122
 Washington                       4,216,908.21                    3.44                                     51
 West Virginia                    3,410,146.84                    2.78                                     78
 Wisconsin                           32,017.08                    0.03                                      1
 Wyoming                            324,575.86                    0.26                                      6
                               ---------------                  ------                                  -----

 TOTAL                         $122,599,039.13                  100.00%                                 2,336
                               ===============                  ======                                  =====

  _________________

(1) Based on the mailing address of the obligor on the related Initial Statistical Asset as of the Cut-off Date.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you basd solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to delivery of a final prospetus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT      FIRST
SUISSE      BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2001-D
                                                       203,944,000 (Approximate)
--------------------------------------------------------------------------------


        C:  Non Repossessed Statistical Assets--Year of Origination/(1)/



                       Aggregate Scheduled            Percentage of                 Number of Non
Year of Origination     Principal Balance    the Non Repossessed Statistical         Repossessed
                                                      Assets by SPB              Statistical Assets
-------------------------------------------------------------------------------------------------------------------
 1988                       $     17,422.99                 0.01%                        4
 1989                             47,855.98                 0.04                         6
 1990                            158,998.31                 0.13                        15
 1991                             40,565.01                 0.03                         4
 1993                             17,072.50                 0.01                         1
 1996                             79,175.43                 0.06                         2
 1998                            210,102.58                 0.17                         5
 1999                             74,609.27                 0.06                         1
 2000                            623,507.01                 0.51                        13
 2001-Jan                        263,104.00                 0.21                         5
 2001-Feb                        268,490.34                 0.22                         5
 2001-Mar                      2,012,730.12                 1.64                        40
 2001-Apr                      5,926,640.42                 4.83                       111
 2001-May                     32,389,079.01                26.42                       631
 2001-Jun                     52,809,082.75                43.07                       997
 2001-Jul                     27,660,603.41                22.56                       496
                            ---------------               ------                     -----

 TOTAL                      $122,599,039.13               100.00%                    2,336
                            ===============               ======                     =====

____________________

(1) The weighted average seasoning of the Non Repossessed Statistical Assets was approximately 1 month as of the Cut-off Date.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you basd solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to delivery of a final prospetus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT      FIRST
SUISSE      BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2001-D
                                                       203,944,000 (Approximate)
--------------------------------------------------------------------------------


C: Non Repossessed Statistical Assets--Distribution of Remaining Loan Balance
                                      /(1)/

                                    Aggregate           Percentage of the Non         Number of Non
                                    Scheduled          Repossessed Statistical         Repossessed
Remaining Loan Balance           Principal Balance          Assets by SPB           Statistical Assets
----------------------------------------------------------------------------------------------------------------
 $      0.01 - $  4,999.99           $     27,660.14                       0.02%                       7
 $  5,000.00 - $  9,999.99                316,008.42                       0.26                       40
 $ 10,000.00 - $ 14,999.99                519,170.09                       0.42                       44
 $ 15,000.00 - $ 19,999.99                597,229.22                       0.49                       34
 $ 20,000.00 - $ 24,999.99              2,603,083.57                       2.12                      111
 $ 25,000.00 - $ 29,999.99              6,019,669.25                       4.91                      218
 $ 30,000.00 - $ 34,999.99              8,294,264.83                       6.77                      256
 $ 35,000.00 - $ 39,999.99              8,929,475.83                       7.28                      239
 $ 40,000.00 - $ 44,999.99              7,944,120.45                       6.48                      187
 $ 45,000.00 - $ 49,999.99              8,532,287.94                       6.96                      179
 $ 50,000.00 - $ 54,999.99              8,597,806.69                       7.01                      164
 $ 55,000.00 - $ 59,999.99              7,531,012.01                       6.14                      131
 $ 60,000.00 - $ 64,999.99              6,540,580.92                       5.33                      105
 $ 65,000.00 - $ 69,999.99              6,900,245.46                       5.63                      102
 $ 70,000.00 - $ 74,999.99              7,395,185.83                       6.03                      102
 $ 75,000.00 - $ 79,999.99              5,250,985.47                       4.28                       68
 $ 80,000.00 - $ 84,999.99              3,955,956.00                       3.23                       48
 $ 85,000.00 - $ 89,999.99              4,311,916.47                       3.52                       49
 $ 90,000.00 - $ 94,999.99              4,421,933.97                       3.61                       48
 $ 95,000.00 - $ 99,999.99              3,145,331.83                       2.57                       32
 $100,000.00 or more                   20,765,114.74                      16.94                      172
                                     ---------------                     ------                    -----

 TOTAL                               $122,599,039.13                     100.00%                   2,336
                                     ===============                     ======                    =====

(1) The highest remaining asset amount was $221,324.05 which represents approximately 0.18% of the aggregate remaining principal balance of the Non Repossessed Statistical Assets as of the Cut-off Date. The average remaining principal amount of the Non Repossessed Statistical Assets as of the Cut-Off Date is approximately $52,482.47.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you basd solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to delivery of a final prospetus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT      FIRST
SUISSE      BOSTON

                                                OakWood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2001-D
                                                       203,944,000(Approximated)
--------------------------------------------------------------------------------


C:  Non Repossessed Statistical Assets--Distribution of Original Loan Balance
                                     /(1)/


                                                          Percentage of the Non
                                   Aggregate                  Repossessed                     Number of Non
                                   Scheduled              Statistical Assets by                Repossessed
Original Loan Balance           Principal Balance                 SPB                       Statistical Assets
---------------------------------------------------------------------------------------------------------------------------
$  4,999 or less                    $      9,221.38                           0.01%                           2
 $  5,000.00 - $  9,999.99               220,680.25                           0.18                           29
 $ 10,000.00 - $ 14,999.99               371,281.10                           0.30                           32
 $ 15,000.00 - $ 19,999.99               648,980.08                           0.53                           43
 $ 20,000.00 - $ 24,999.99             2,681,790.56                           2.19                          124
 $ 25,000.00 - $ 29,999.99             5,972,119.02                           4.87                          218
 $ 30,000.00 - $ 34,999.99             8,333,316.69                           6.80                          258
 $ 35,000.00 - $ 39,999.99             8,989,425.67                           7.33                          241
 $ 40,000.00 - $ 44,999.99             7,844,613.80                           6.40                          185
 $ 45,000.00 - $ 49,999.99             8,711,541.19                           7.11                          183
 $ 50,000.00 - $ 54,999.99             8,377,951.18                           6.83                          160
 $ 55,000.00 - $ 59,999.99             7,631,816.41                           6.23                          133
 $ 60,000.00 - $ 64,999.99             6,594,643.39                           5.38                          106
 $ 65,000.00 - $ 69,999.99             6,755,315.26                           5.51                          100
 $ 70,000.00 - $ 74,999.99             7,530,495.40                           6.14                          104
 $ 75,000.00 - $ 79,999.99             5,250,985.47                           4.28                           68
 $ 80,000.00 - $ 84,999.99             4,030,565.27                           3.29                           49
 $ 85,000.00 - $ 89,999.99             4,131,992.92                           3.37                           47
 $ 90,000.00 - $ 94,999.99             4,601,857.52                           3.75                           50
 $ 95,000.00 - $ 99,999.99             3,045,383.72                           2.48                           31
 $100,000.00 or more                  20,865,062.85                          17.02                          173
                                    ---------------                         ------                        -----

 TOTAL                              $122,599,039.13                         100.00%                       2,336
                                    ===============                         ======                        =====


_______________
(1) The highest original asset amount was $221,633.00 which represents approximately 0.18% of the aggregate principal balance of the Non Repossessed Statistical Assets at origination. The average original principal amount of the Non Repossessed Statistical Assets was approximately $52,697.34 as of the Cut-off Date.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you basd solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to delivery of a final prospetus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT      FIRST
SUISSE      BOSTON

                                                 Oakwood Mortage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2001-D
                                                        203,944,000(Approximate)
--------------------------------------------------------------------------------

          C:  Non Repossessed Statistical Assets--Current Asset Rates /(1)/


                                     Aggregate                Percentage of Non           Number of Non
    Current Asset Rate               Scheduled              Repossessed  Statistical        Repossessed
                                  Principal Balance             Assets by SPB            Statistical Assets
-----------------------------------------------------------------------------------------------------------------------
       6.000%- 6.999%              $    973,657.38                     0.79%                       8
       7.000%- 7.999%                 4,444,766.89                     3.63                        47
       8.000%- 8.999%                31,471,329.02                    25.67                       450
       9.000%- 9.999%                24,816,097.48                    20.24                       413
      10.000%-10.999%                19,211,259.95                    15.67                       336
      11.000%-11.999%                11,416,332.31                     9.31                       213
      12.000%-12.999%                 8,700,468.21                     7.10                       209
      13.000%-13.999%                 6,175,281.29                     5.04                       142
      14.000%-14.999%                12,811,762.90                    10.45                       413
      15.000%-15.999%                 2,036,132.80                     1.66                        84
      16.000% or more                   541,950.90                     0.44                        21
                                   ---------------                   ------                     -----

      TOTAL                        $122,599,039.13                   100.00%                    2,336
                                   ===============                   ======                     =====

     __________________

     (1) The weighted average current asset rate was approximately 10.53% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans.

     C:  Non Repossessed Statistical Assets--Remaining Terms to Maturity (In
                                 Months) /(1)/


                                     Aggregate                         Percentage of             Number of Non
     Remaining Term to               Scheduled                      the Non Repossessed           Repossessed
     Maturity                    Principal Balance                Statistical Assets by SPB    Statistical Assets
     -----------------------------------------------------------------------------------------------------------------------
        1 -  60                   $    475,722.32                           0.39%                      56
       61 -  96                        377,830.60                           0.31                       30
       97 - 120                        747,017.08                           0.61                       30
      121 - 156                        244,669.65                           0.20                       11
      157 - 180                      2,377,503.66                           1.94                       71
      181 - 216                        121,579.75                           0.10                        4
      217 - 240                     18,625,193.08                          15.19                      575
      241 - 300                     15,822,369.67                          12.91                      382
      301 - 360                     83,807,153.32                          68.36                    1,177
                                  ---------------                         ------                    -----

      TOTAL                       $122,599,039.13                         100.00%                   2,336
                                  ===============                         ======                    =====

     __________________

     (1) The weighted average remaining term to maturity of the Non Repossessed Statistical Assets was approximately 325 months as of the Cut-off Date.

     The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment, Credit Suisse First Boston or Merrill Lynch & Co. make no representatives that the above referenced security will actually perform as described in any scenario presented.

     CREDIT  FIRST
     SUISSE  BOSTON

                                                 Oakwood Mortage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2001-D
                                                        203,944,000(Approximate)
--------------------------------------------------------------------------------

     C:  Non Repossessed Statistical Assets--Original Terms to Maturity (In
                                 Months) /(1)/

                                        Aggregate                       Percentage of             Number of Non
      Original Term to                  Scheduled                    the Non Repossessed            Repossessed
      Maturity                       Principal Balance             Statistical Assets by SPB     Statistical Assets
     -----------------------------------------------------------------------------------------------------------------------
        1 -  60                       $    210,880.03                           0.17%                      27
       61 -  96                            360,758.10                           0.29                       29
       97 - 120                            747,017.08                           0.61                       30
      121 - 156                            221,783.05                           0.18                       11
      157 - 180                          2,682,305.05                           2.19                      101
      181 - 216                             18,098.16                           0.01                        1
      217 - 240                         18,728,674.67                          15.28                      578
      241 - 300                         15,822,369.67                          12.91                      382
      301 - 360                         83,807,153.32                          68.36                    1,177
                                      ---------------                         ------                    -----

      TOTAL                           $122,599,039.13                         100.00%                   2,336
                                      ===============                         ======                    =====

     __________________

     (1) The weighted average original term to maturity of the Non Repossessed Statistical Assets was approximately 327 months as of the Cut-off Date.

     The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment, Credit Suisse First Boston or Merrill Lynch & Co. make no representatives that the above referenced security will actually perform as described in any scenario presented.

     CREDIT  FIRST
     SUISSE  BOSTON

                                                 Oakwood Mortage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2001-D
                                                        203,944,000(Approximate)
--------------------------------------------------------------------------------

     C:  Non Repossessed Statistical Assets--Distribution of Original Loan-to-
                                  Value Ratios/(1)/

                            Aggregate Scheduled             Percentage of                  Number of Non
     Loan-to-Value           Principal Balance     the Non Repossessed Statistical    Repossessed Statistical
      Ratio/(1)/                                            Assets by SPB                     Assets
     -----------------------------------------------------------------------------------------------------------------------
       50% or less                $    848,609.99                             0.69%                         29
       51%  -  55%                     549,002.15                             0.45                          16
       56%  -  60%                     970,409.02                             0.79                          19
       61%  -  65%                   1,465,542.87                             1.20                          34
       66%  -  70%                   4,574,628.75                             3.73                         109
       71%  -  75%                   3,909,900.43                             3.19                          72
       76%  -  80%                   5,995,457.32                             4.89                          99
       81%  -  85%                   6,974,531.94                             5.69                         115
       86%  -  90%                  23,206,491.64                            18.93                         453
       91%  -  95%                  62,396,012.35                            50.89                       1,221
       96%  - 100%                  11,708,452.67                             9.55                         169
                                  ---------------                           ------                       -----

      TOTAL                       $122,599,039.13                           100.00%                      2,336
                                  ===============                           ======                       =====

     (1) The weighted average original Loan-to-Value Ratio of the Non Repossessed Statistical Assets was approximately 89.44% as of the Cut-off Date.

                                                 Oakwood Mortage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2001-D
                                                        203,944,000(Approximate)
--------------------------------------------------------------------------------

                         MHP Prepayment Sensitivities

                                                    0% MHP                     100% MHP                    150% MHP
                                                    ------                     --------                    --------

                                               WAL         Maturity        WAL         Maturity       WAL         Maturity
     To Optional  Termination
     Class A-1                                6.22           07/13        1.64           02/05        1.23           03/04
     Class A-2                               14.67           12/18        5.25           10/08        3.81           11/06
     Class A-3                               18.82           09/22        8.85           12/12        6.51           01/10
     Class A-4                               25.20           04/29       17.22           01/23       13.83           06/19
     Class A-IO                               5.09           08/09        5.09           08/09        5.09           08/09
     Class M-1                               23.61           04/29       15.08           01/23       11.92           06/19
     Class M-2                               23.61           04/29       15.08           01/23       11.92           06/19
     Class B-1                               23.61           04/29       15.08           01/23       11.92           06/19

     To Maturity
     Class A-1                                6.22           07/13        1.64           02/05        1.23           03/04
     Class A-2                               14.67           12/18        5.25           10/08        3.81           11/06
     Class A-3                               18.82           09/22        8.85           12/12        6.51           01/10
     Class A-4                               25.50           03/31       18.06           05/29       14.79           12/26
     Class A-IO                               5.09           08/09        5.09           08/09        5.09           08/09
     Class M-1                               23.82           01/31       15.66           06/28       12.58           10/25
     Class M-2                               23.81           11/30       15.58           07/27       12.49           09/24
     Class B-1                               23.73           06/30       15.36           01/26       12.20           09/22

                                                     200% MHP                    250% MHP                    300% MHP
                                                     --------                    --------                    --------

                                               WAL         Maturity        WAL         Maturity        WAL         Maturity
     To Optional Termination
     Class A-1                                1.00           09/03       0.86            05/03       0.75            02/03
     Class A-2                                3.00           09/05       2.49            01/05       2.13            07/04
     Class A-3                                5.00           02/08       3.81            12/05       3.23            04/05
     Class A-4                               11.14           06/16       8.32            01/14       6.09            03/12
     Class A-IO                               5.09           08/09       5.09            08/09       5.09            08/09
     Class M-1                                9.75           06/16       8.79            01/14       8.06            03/12
     Class M-2                                9.75           06/16       8.79            01/14       8.06            03/12
     Class B-1                                9.75           06/16       8.79            01/14       8.06            03/12

     To Maturity
     Class A-1                                1.00           09/03       0.86            05/03       0.75            02/03
     Class A-2                                3.00           09/05       2.49            01/05       2.13            07/04
     Class A-3                                5.00           02/08       3.81            12/05       3.23            04/05
     Class A-4                               12.08           05/24       9.03            06/21       6.53            02/19
     Class A-IO                               5.09           08/09       5.09            08/09       5.09            08/09
     Class M-1                               10.41           11/22       9.56            07/20       8.91            07/18
     Class M-2                               10.32           07/21       9.47            06/19       8.83            08/17
     Class B-1                               10.06           10/19       9.24            09/17       8.63            01/16

     The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment, Credit Suisse First Boston or Merrill Lynch & Co. make no representatives that the above referenced security will actually perform as described in any scenario presented.

     CREDIT  FIRST
     SUISSE  BOSTON